Exhibit 8.1

Schedule of subsidiaries of Aviva plc as at 31 December 2013

COMPANY NAME	COUNTRY OF REGISTRATION
1210812 Alberta Inc.	Canada
1210816 Alberta Inc.	Canada
169 Holdings Inc. (20%)	Canada
20 Gracechurch (General Partner) Limited (Policyholder)	United Kingdom
2-10 Mortimer Street (GP No. 1) Limited (50%) (Policyholder)	United Kingdom
2-10 Mortimer Street GP Limited (50%) (Policyholder)	United Kingdom
A.G.S. Customer Services (India) Private Limited (AGSCS) (99.99%) (.01% Undershaft Ltd)	India
A.G.S. Lanka (Pvt) Limited (AGSL)	Sri Lanka
Actis China Investment Company Limited (50%)	Mauritius
AFER Immo	France
AFER-SFER SICAV (49.81%)	France
AFRP Sarl (Policyholder)	Luxembourg
Agents 3A SNC (50%)	France
Ahorro Andaluz SA (50%)	Spain
AIEREF Holding 1 S.à r.l. (Policyholder)	Luxembourg
AIEREF Holding 2 S.à r.l. (Policyholder)	Luxembourg
AIEREF Renewable Energy s.r.o. (99%) (Policyholder)	Czech Republic
AI-RECAP GP I, LLC	USA
Airport Property GP (No.2) Limited (Policyholder) (50%)	United Kingdom
Airport Property H1 Limited (50%) (Policyholder)	United Kingdom
Alhambra Barnsley Limited (Policyholder)	Jersey
Alhambra One Limited (Policyholder)	United Kingdom
Alhambra Two Limited (Policyholder)	United Kingdom
Anesco Mid Devon Limited	United Kingdom
Anesco South West Limited	United Kingdom
Anna Livia Properties Ltd (Policyholder)	Ireland
Antarius (50%)	France
APIA Nominee 1 Limited (Policyholder) (50%)	United Kingdom
APIA Nominee 2 Limited (Policyholder) (50%)	United Kingdom
Apia Regional Office Fund (General Partner) Limited (50%)	England
Apia Regional Office Fund (No.1) Limited (Policyholder) (50%)	United Kingdom
Area Life International Assurance Limited (55%)	Ireland
Ashley Centre One Limited (Policyholder)	United Kingdom
Ashley Centre Two Limited (Policyholder)	United Kingdom
Ashley Epsom Limited (Policyholder)	Jersey
Ashtenne (AIF) Limited (Policyholder)	United Kingdom
Ashtenne (Severnside) Limited (66.66%) (Policyholder)	United Kingdom

1

Ashtenne Caledonia Limited (Policyholder)	Scotland
Ashtenne Industrial (General Partner) Limited (66.66%)	United Kingdom
Ashtenne Industrial Fund Nominee No. 1 Limited (Policyholder) (66.66%)	United Kingdom
Ashtenne Industrial Fund Nominee No. 2 Limited (Policyholder) (66.66%)	United Kingdom
Avipop Assicurazioni SpA (50.01% + 1 share)	Italy
Avipop Vita SpA (50% + 1 share)	Italy
Aviva (Peak No.1) UK Limited	United Kingdom
Aviva (Peak No.2) UK Limited	United Kingdom
Aviva Annuity UK Limited	United Kingdom
Aviva Asia Holdings Private Limited	Singapore
Aviva Asia Pte Ltd.	Singapore
Aviva Asset Management Limited	United Kingdom
Aviva Assicurazioni SpA	Italy
Aviva Assicurazioni Vita SpA (50% + 1 Share)	Italy
Aviva Assurances SA (99.99%)	France
Aviva Brands (No. 2) Limited	United Kingdom
Aviva Brands Ireland Limited	Ireland
Aviva Brands Limited	United Kingdom
Aviva Canada Inc.	Canada
Aviva Canada Inc.	Canada
Aviva Central Services UK Limited	United Kingdom
Aviva Central Services UK Limited	United Kingdom
Aviva Commercial Finance Limited	United Kingdom
Aviva Company Secretarial Services Limited	United Kingdom
Aviva Consumer Products UK Limited	United Kingdom
Aviva Convertibles SICAV (67.84%)	France
Aviva Credit Services UK Limited	United Kingdom
Aviva Deposits UK Limited	United Kingdom
Aviva Développement Sicav (99.14%)	France
Aviva Direct Ireland Limited	Ireland
Aviva Director Services Limited	United Kingdom
Aviva Diversifié SICAV (94.01%)	France
Aviva Domains Limited	United Kingdom
Aviva Driving School Ireland Limited	Ireland
Aviva Employment Services Limited	United Kingdom
Aviva Epargne Retraite SA (99.99%)	France
Aviva Equity Release UK Limited	United Kingdom
Aviva Europe SE	United Kingdom
Aviva Europe SE	United Kingdom
Aviva Europe SE	United Kingdom
Aviva Europe Services France	France
Aviva Europe SICAV (96.08%)	France
Aviva Financial Services Limited	United Kingdom
Aviva France (99.99%)	France
Aviva Gestion S.G.I.I.C SA (Sociedad Unipersonal)	Spain
Aviva Global Services (Management Services) Private Limited (AGSMS)	Singapore

2

Aviva Group Holdings Limited	United Kingdom
Aviva Group Holdings Limited	United Kingdom
Aviva Group Holdings Limited	United Kingdom
Aviva Group Holdings Limited	United Kingdom
Aviva Group Ireland plc	Ireland
Aviva Group Services Ireland Limited	Ireland
Aviva Grupo Corporativo S.L. (Sociedad Unipersonal)	Spain
Aviva Health Group Ireland Limited (70%)	Ireland
Aviva Health Insurance Ireland Limited (70%)	Ireland
Aviva Health UK limited	United Kingdom
Aviva Holdings (France) Limited	United Kingdom
Aviva Holdings CED II (Luxembourg) Sarl (Policyholder) (Aviva Life & Pensions UK Ltd 33.33%; CGNULA 33.3%; CULAC 33.3%)	Luxembourg
Aviva Insurance Company of Canada	Canada
Aviva Insurance Limited	United Kingdom
Aviva Insurance Limited	Scotland
Aviva Insurance Limited	United Kingdom
Aviva Insurance Services UK Limited	United Kingdom
Aviva Insurance UK Limited	United Kingdom
Aviva International Holdings Limited	United Kingdom
Aviva International Holdings Limited	United Kingdom
Aviva International Holdings Limited	United Kingdom
Aviva International Holdings Limited	United Kingdom
Aviva International Insurance Limited	United Kingdom
Aviva International Insurance Limited	United Kingdom
Aviva International Insurance Limited	United Kingdom
Aviva International Insurance Limited	United Kingdom
AVIVA INVESTISSEMENTS SAS	France
Aviva Investment Advisory Services Private Limited	India
Aviva Investment Finance Ireland Limited (In Liquidation)	Ireland
Aviva Investment Management Europe SE (In Liquidation)	Ireland
Aviva Investors (FP) Limited	Scotland
Aviva Investors (GP) Scotland Limited (Policyholder)	Scotland
Aviva Investors Americas LLC	USA
Aviva Investors Asia Pte. Ltd	Singapore
Aviva Investors Canada Inc.	Canada
Aviva Investors Channel Islands Ltd.	Guernsey
Aviva Investors Commercial Assets GP Limited (Policyholder)	United Kingdom
Aviva Investors EBC Finco S.L.U (Policyholder)	Luxembourg
Aviva Investors EBC GP Limited (Policyholder)	United Kingdom
Aviva Investors EBC Sarl (Policyholder)	Luxembourg
Aviva Investors Employment Services Ltd	United Kingdom
Aviva Investors Energy Centres No.1 GP Limited	United Kingdom
Aviva Investors European Renewable Energy Fund SICAV (Policyholder)	Luxembourg
Aviva Investors France S.A. (99.99%)	France
Aviva Investors Fund Services Ltd	United Kingdom

3

Aviva Investors Global Services Ltd	United Kingdom
Aviva Investors GR SPV 1 Limited (Policyholder)	United Kingdom
Aviva Investors GR SPV 10 Limited (Policyholder)	United Kingdom
Aviva Investors GR SPV 11 Limited (Policyholder)	United Kingdom
Aviva Investors GR SPV 12 Limited	United Kingdom
Aviva Investors GR SPV 2 Limited (Policyholder)	United Kingdom
Aviva Investors GR SPV 3 Limited (Policyholder)	United Kingdom
Aviva Investors GR SPV 4 Limited (Policyholder)	United Kingdom
Aviva Investors GR SPV 5 Limited (Policyholder)	United Kingdom
Aviva Investors GR SPV 6 Limited (Policyholder)	United Kingdom
Aviva Investors GR SPV 7 Limited (Policyholder)	United Kingdom
Aviva Investors GR SPV 8 Limited (Policyholder)	United Kingdom
Aviva Investors GR SPV 9 Limited (Policyholder)	United Kingdom
Aviva Investors Ground Rent GP Limited (Policholder)	United Kingdom
Aviva Investors Ground Rent Holdco Limited (Policyholder)	United Kingdom
Aviva Investors Group Holdings Limited	United Kingdom
Aviva Investors Hadrian Capital Fund 1 SICAV-SIF	Luxembourg
Aviva Investors Hadrian Capital I Carry LLP (Policyholder)	United Kingdom
Aviva Investors Holdings Ltd	United Kingdom
Aviva Investors Holdings Ltd	United Kingdom
Aviva Investors Holdings Ltd	United Kingdom
Aviva Investors Infrastructure GP Limited (Policyholder)	United Kingdom
Aviva Investors Ireland Holdings Limited	Ireland
Aviva Investors Ireland Limited	Ireland
Aviva Investors Jersey Nominee Limited	Jersey
Aviva Investors Jersey Unit Trusts Management Ltd	Jersey
Aviva Investors Lion Limited	United Kingdom
Aviva Investors London Ltd	United Kingdom
Aviva Investors Luxembourg SA	Luxembourg
Aviva Investors Mercure SICAV (88.50%)	France
Aviva Investors North America Holdings Inc	USA
Aviva Investors North America Inc.	USA
Aviva Investors Pacific Pty Limited	Australia
Aviva Investors Pensions Ltd	United Kingdom
Aviva Investors Poland SA	Poland
Aviva Investors Poland Towerzystwo Funduszy Inwestysyjnych S.A.	Poland
Aviva Investors Polish Retail GP Limited (Policyholder)	United Kingdom
Aviva Investors Polish Retail Sarl	Luxembourg
Aviva Investors Properties Europe Appendix
Aviva Investors Properties Europe S.A.	Luxembourg
Aviva Investors Property Developments Limited	United Kingdom
Aviva Investors Property Fund Management Limited (Policyholder)	United Kingdom
Aviva Investors Real Estate France SA (99.99%)	France
Aviva Investors Real Estate Ltd	United Kingdom
Aviva Investors REaLM Energy Centres GP Limited	United Kingdom
Aviva Investors REaLM Infrastructure No. 1 Limited (Policyholder)	United Kingdom
Aviva Investors Securities Investment Consulting Company Limited	Taiwan

4

Aviva Investors Social Housing GP Limited (Policyholder)	United Kingdom
Aviva Investors Social Housing Limited (Policyholder)	United Kingdom
Aviva Investors Students Assets GP Limited (Policyholder)	United Kingdom
Aviva Investors UK CRESD GP Limited	United Kingdom
Aviva Investors UK Fund Services Limited	United Kingdom
Aviva Investors UK Funds Limited	United Kingdom
Aviva Investors UK LT Red GP Limited	United Kingdom
Aviva Investors UK Nominees Limited	England
Aviva Investors UK Real Estate Recovery (General Partner) Limited (Policyholder)	United Kingdom
Aviva Investors UK Real Estate Recovery (Nominee Two) Limited (Policyholder)	United Kingdom
Aviva Investors UK Real Estate Recovery (Nominee) Limited (Policyholder)	United Kingdom
Aviva Investors UK Real Estate Recovery 11 (Nominee) Limited	England and Wales
Aviva Investors UK Real Estate Recovery II (General Partner) Limited	England and Wales
Aviva Italia Holding SpA	Italy
Aviva Italia Holding SpA	Italy
Aviva Italia Holding SpA	Italy
Aviva Italia Servizi Scarl	Italy
Aviva Italia SpA	Italy
Aviva Life & Pensions Ireland Limited	Ireland
Aviva Life & Pensions UK Limited	United Kingdom
Aviva Life & Pensions UK Limited	United Kingdom
Aviva Life & Pensions UK Limited	United Kingdom
Aviva Life Holdings Ireland Limited	Ireland
Aviva Life Holdings UK Limited	United Kingdom
Aviva Life Holdings UK Limited	United Kingdom
Aviva Life Holdings UK Limited	United Kingdom
Aviva Life Insurance Company India Limited (26%)	India
Aviva Life Insurance Company Limited	Hong Kong
Aviva Life International Limited	Ireland
Aviva Life Services Ireland Limited	Ireland
Aviva Life Services UK Limited	United Kingdom
Aviva Life SpA	Italy
Aviva Ltd.	Singapore
Aviva Nominees UK Limited	United Kingdom
Aviva Oblig International SICAV (53.33%)	France
Aviva Obliréa Sicav (61.67%)	France
Aviva Ocean Racing Limited	United Kingdom
Aviva Overseas Holdings Limited	United Kingdom
Aviva Participations SA	France
Aviva Participations SA	France
Aviva Patrimoine Immobilier (99.99%)	France
Aviva Patrimoine SICAV (96.78%)	France
Aviva Pension Trustees UK Limited	United Kingdom

5

Aviva Pension Trustees UK Limited	United Kingdom
Aviva plc	United Kingdom
Aviva plc	United Kingdom
Aviva Powszechne Towarzystwo Emerytalne Aviva BZ WBK S.A. (51.1%; 38.9% AII)	Poland
Aviva Previdenza S.p.A (55%)	Italy
Aviva Professional Services (Pty) Limited	South Africa
Aviva Public Private Finance Limited (Policyholder)	United Kingdom
Aviva Re Limited	Bermuda
Aviva Risk Management Solutions UK Limited	United Kingdom
Aviva Sécurité Europe Sicav (48.94%)	France
Aviva Services Payment Limited	Ireland
Aviva Services Sp. z o. o.	Poland
Aviva Share Account Limited	United Kingdom
Aviva Sigorta AS (98.66)	Turkey
Aviva Solutions SAS	France
Aviva Sp. z.o.o.	Poland
Aviva SpA (51%)	Italy
Aviva Special PFI GP Limited (Policyholder)	United Kingdom
Aviva Staff Pension Trustee Limited	United Kingdom
Aviva Towarzystwo Ubezpieczen na Zycie S.A. (90%)	Poland
Aviva Towarzystwo Ubezpieczen Ogolnych S.A. (90%)	Poland
Aviva Training & Services SRL	Romania
Aviva Trust Company Channel Islands Limited	Jersey
Aviva Trustee Company Ireland Limited	Ireland
Aviva UK Limited	United Kingdom
Aviva UKGI Investments Limited	United Kingdom
Aviva Undershaft Two Limited (In Liquidation)	Ireland
Aviva Undershaft One S.E.	Ireland
Aviva Undershaft Three SE	Ireland
Aviva Valeurs Française SICAV (98.31%)	France
Aviva Valeurs Immobilières Sicav (57.06%)	France
Aviva Vida y Pensiones S.A. de seguros y reaseguros (Sociedad Unipersonal)	Spain
Aviva Vie SA (99.99%)	France
Aviva Vie SA (99.99%)	France
Aviva Vita SpA (50%)	Italy
Aviva Warranty Services Inc.	Canada
Aviva Wrap UK Limited	United Kingdom
Aviva-COFCO Life Insurance Company Ltd (50%)	China
Aviva-COFCO Yi-Li Asset Management Co Ltd (50%)	China
AvivaSA Emeklilik ve Hayat A.S. (49.83%)	Turkey
A-Win Insurance Limited	Canada
Ballard Investment Company Limited (25%)	United Kingdom
Banca Network Investimenti SpA (25.49%) (In Liquidation)	Italy
Barwell Business Park Nominee Ltd. (Policyholder)	United Kingdom
Bay-Mill Specialty Insurance Adjusters Inc	Canada

6

Betelgeuse (SICAV) (94.03%)	France
BIGG Regeneration (General Partner) Limited (Policyholder)	United Kingdom
Bluecycle.com Limited	United Kingdom
Blueprint (General Partner) Limited (Policyholder) (25%)	England
Blueprint (Nominees) Limited (Policyholder) (25%)	United Kingdom
BMG (Livingston) General Partner Limited (Policyholder) (50%)	United Kingdom
BMG (Mansfield) General Partner Limited (Policyholder) (50%)	United Kingdom
BMG (Mansfield) Limited (Policyholder) (50%)	United Kingdom
BMG (York) General Partner Limited (Policyholder) (50%)	United Kingdom
BMG (York) Limited (Policyholder)	United Kingdom
BMG (York) Partnership Trustco Limited (Policyholder) (50%)	United Kingdom
Bristol and Bath Science Park Estate Management Company Limited (50%) (Policyholder)	United Kingdom
Building A Future (Newham Schools) Limited (Policyholder)	United Kingdom
BZ WBK - Aviva Towarzystwo Ubezpieczen na Zycie SA (34%)	Poland
BZ WBK - Aviva Towarzystwo Ubezpieczen Ogolnych SA (34%)	Poland
Caja Espana Vida, Compania de Seguros y Reaseguros (50%)	Spain
Caja Granada Vida, de Seguros y Reaseguros, SA. (25%)	Spain
Caja Murcia Vida y Pensiones, de Seguros y Reaseguros S.A. (50%)	Spain
Cambridge Retail Park (GP) Limited (Policyholder) (25%)	Jersey
Cambridge Retail Park (Nominee No.2) Limited (Policyholder) (25%)	Jersey
Cambridge Retail Park (Nominee) Limited (Policyholder) (25%)	Jersey
Cardiff Bay (CPS) Limited (Policyholder)	United Kingdom
Cardiff Bay GP Limited (Policyholder)	United Kingdom
Cardiff Bay Nominee 1 Ltd (Policyholder)	United Kingdom
Cardiff Bay Nominee 2 Ltd (Policyholder)	United Kingdom
Carillion-Igloo Limited (25%)	United Kingdom
Carillion-Igloo Nominees Limited	United Kingdom
Centaurus CER (Aviva Investors) Sarl (Policyholder)	Luxembourg
CGNU Life Assurance Ltd.	United Kingdom
CGP Entrepreneurs	France
CGU Group BV	Netherlands
CGU International Holdings BV	Netherlands
CGU Project Services Private Limited (In liquidation)	India
Chantry Court Westbury Limited (50%) (Policyholder)	United Kingdom
Colnbrook General Partner Limited (Policyholder) (50%)	United Kingdom
Colnbrook Nominee Limited (Policyholder) (50%)	United Kingdom
Commercial Union Capital Limited	United Kingdom
Commercial Union Corporate Member Limited	United Kingdom
Commercial Union do Brasil Representacoes Limitada (99%) (In run off)	Brazil
Commercial Union Life Assurance Company Limited	United Kingdom
Commercial Union Nominee Holdings Limited	United Kingdom
Commercial Union Trustees Limited	United Kingdom
Cornerford Limited (Policyholder)	United Kingdom
Crane Investment Holdings Pte. Limited (Policyholder)	Singapore
Croissance Immo SCPI (45.96%)	France

7

Croissance Pierre 2 SA (99.99%)	France
CXG Aviva Corporación CaixaGalicia de Seguros y Reaseguros, S.A. (50%)	Spain
Czar Management Limited	Ireland
Designer Retail Outlet Centres (General Partner) Ltd /The (50%)	United Kingdom
Designer Retail Outlet Centres (Livingston) General Partner Limited/The (Policyholder)	United Kingdom
Designer Retail Outlet Centres (Mansfield) General Partner Limited/The (Policyholder)	United Kingdom
Designer Retail Outlet Centres (York) General Partner Limited/The (Policyholder)	United Kingdom
Devon Nominees (No. 1) Limited (Policyholder) (50%)	United Kingdom
Devon Nominees (No. 2) Limited (Policyholder) (50%)	United Kingdom
Devon Nominees (No. 3) Limited (Policyholder) (50%)	United Kingdom
dollarDex Investments Pte Ltd	Singapore
DROC Livingston CP Limited (Policyholder)	United Kingdom
East Point Reinsurance Company of Hong Kong Limited (In run off)	Hong Kong
Ebisu Investments Limited (Policyholder)	United Kingdom
EES Operations 1 Limited (Policyholder)	United Kingdom
Elite Insurance Company	Canada
Epargne Actuelle (99.99%)	France
EPI NU Sarl (Policyholder)	Luxembourg
Eurovita Assicurazioni SpA (38.77%)	Italy
Exeter Estates Ltd (Policyholder)	Bahamas
Finoa srl (50%)	Italy
First-Aviva Life Insurance Co., Ltd (49%)	Taiwan
Fitzroy Place GP 2 Limited (50%) (Policyholder)	United Kingdom
Fitzroy Place Management Co Limited (50%) (Policyholder)	United Kingdom
Fitzroy Place Residential Limited (50%) (Policyholder)	United Kingdom
Focus Park Bydgoszcz sp.zo.o (Policyholder)	Poland
Focus Park Piotrkow Trybunalski (Policyholder)	Poland
Focus Park Rybnik Bis sp.zo.o (Policyholder)	Poland
Focus Park Zielona Gora (Policyholder)	Poland
Free Solar (Stage 2) Limited (Policyholder)	United Kingdom
Free Solar (Stage1) Limited (Policyholder)	United Kingdom
Free Solar Holdco Limited	United Kingdom
Fullwood Sp. Z.o.o.	Poland
GA Life Property Ireland Ltd. (Policyholder)	Ireland
Galleries Bristol Nominee No.2 Ltd. / The (Policyholder)	United Kingdom
General Accident Developments Limited	United Kingdom
General Accident Executor and Trustee Company Limited	United Kingdom
General Accident plc	United Kingdom
Gresham Insurance Company Limited	England
Hamilton Life Assurance Company Limited	United Kingdom
Hand in Hand Insurance Services Limited	United Kingdom
Healthcode Limited (20%)	United Kingdom
Hemel Hempstead Estate Management Ltd. (Policyholder)	United Kingdom
Hexagone Sarl (Policyholder)	Luxembourg

8

Hill House Hammond Limited	United Kingdom
Hillswood Management Limited (23.53%)	United Kingdom
Holloways Properties Limited	United Kingdom
Homesun 2 Limited (Policyholder)	United Kingdom
Homesun 3 Limited (Policyholder)	United Kingdom
Homesun 4 Limited (Policyholder)	United Kingdom
Homesun 5 Limited (Policyholder)	United Kingdom
Homesun Limited (Policyholder)	United Kingdom
Hong Kong Reinsurance Company Limited (In run off)	Hong Kong
Howgate Four Limited (Policyholder) (50%)	United Kingdom
Howgate Freehold Limited (Policyholder) (50%)	Jersey
Howgate Leasehold Limited (Policyholder) (50%)	Jersey
Howgate One Limited (Policyholder) (50%)	United Kingdom
Howgate Three Limited (Policyholder) (50%)	United Kingdom
Howgate Two Limited (Policyholder) (50%)	United Kingdom
Igloo Regeneration (Butcher Street) Limited (Policyholder) (50%)	United Kingdom
Igloo Regeneration (General Partner) Ltd. (50%)	United Kingdom
Igloo Regeneration (Nominee) Limited (Policyholder) (50%)	United Kingdom
Igloo Regeneration Developments (General Partner) Limited (Policyholder) (50%)	United Kingdom
Igloo Regeneration Developments (Nominees) Limited (Policyholder) (50%)	United Kingdom
Inowest Insurance Brokers Inc (23.5% Aviva Cana Inc, 23.5% Aviva Insurance Company of Canada)	Canada
IQUO Limited (66.67%)	United Kingdom
Knockanevin Limited	Ireland
KOU Investment Holdings PTE. Ltd (Policyholder)	Singapore
Lancashire & Yorkshire Reversionary Interest Company Ltd. /The (Policyholder)	United Kingdom
Lend Lease JEM Partners Fund Limited	Bermuda
Liberty One Limited (Policyholder) (50%)	United Kingdom
Liberty Romford Limited (Policyholder) (50%)	Jersey
Liberty Two Limited (Policyholder) (50%)	United Kingdom
Lime Property Fund (General Partner) Limited (Policyholder)	United Kingdom
Lime Property Fund (Nominee) Limited (Policyholder)	United Kingdom
Locamat SAS (99.99%)	France
Lodz B.C. Sp.zoo (Policyholder)	Poland
Logipierre 1 SCPI (44.46%)	France
London and Edinburgh Insurance Company Limited	United Kingdom
LUC Holdings Limited (20%)	United Kingdom
Mall (General Partner) Limited/The (50%) (Policyholder)	United Kingdom
Mall (General Partner) Limited/The (Policyholder) (50%)	United Kingdom
Mall Nominee One Limited (Policyholder) (50%)	United Kingdom
Mall Nominee Two Limited (Policyholder) (50%)	United Kingdom
Matchtrack Limited (Policyholder) (90%)	United Kingdom
Matthew Parker Street (Nominee No 1) Limited (Policyholder)	United Kingdom
Matthew Parker Street (Nominee No 2) Limited (Policyholder)	United Kingdom
Metropath Limited (Policyholder)	United Kingdom

9

Mill NU Developments (Conference Centre) Limited (Policyholder)	United Kingdom
Mill NU Properties Limited (Policyholder) (60%)	United Kingdom
Morley Properties Limited	United Kingdom
Mortimer Street Associated Co 1 Limited (50%) (Policyholder)	United Kingdom
Mortimer Street Associated Co 2 Limited (50%) (Policyholder)	United Kingdom
Mortimer Street Nominee 1 Limited (50%) (Policyholder)	United Kingdom
Mortimer Street Nominee 2 Limited (50%) (Policyholder)	United Kingdom
Mortimer Street Nominee 3 Limited (50%) (Policyholder)	United Kingdom
National Home Warranty Group Inc.	Canada
Navigator Investment Services Limited	Singapore
Netnerve Ltd. (Policyholder)	United Kingdom
New Energy Residential Solar Limited (Policyholder)	United Kingdom
New Oxford Street (General Partner) Limited (Policyholder)	United Kingdom
New Oxford Street (Nominee) Limited (Policyholder) (90%)	United Kingdom
Ninesevenfive Limited (In Liquidation)	Scotland
Norwepp (General Partner) Limited (33.3%)	United Kingdom
Norwich Union (Mall GP) Limited (Policyholder)	United Kingdom
Norwich Union (Shareholder GP) Limited	United Kingdom
Norwich Union (Shareholder GP) Limited	United Kingdom
Norwich Union (Shareholder GP) Limited	United Kingdom
Norwich Union (Shareholder GP) Limited (Policyholder)	United Kingdom
Norwich Union (Shareholder GP) Limited (Policyholder)	United Kingdom
Norwich Union Life Insurance Company Limited /The	United Kingdom
Norwich Union Limited	United Kingdom
NU 3PS Limited (Policyholder)	United Kingdom
NU College For Canterbury Limited (Policyholder)	United Kingdom
NU Developments (Brighton) Limited (Policyholder)	United Kingdom
NU Library For Brighton Limited (Policyholder)	United Kingdom
NU Local Care Centres (Bradford) Limited (Policyholder)	United Kingdom
NU Local Care Centres (Chichester No. 1) Limited (Policyholder)	United Kingdom
NU Local Care Centres (Chichester No. 2) Limited (Policyholder)	United Kingdom
NU Local Care Centres (Chichester No. 3) Limited (Policyholder)	United Kingdom
NU Local Care Centres (Chichester No. 4) Limited (Policyholder)	United Kingdom
NU Local Care Centres (Chichester No. 5) Limited (Policyholder)	United Kingdom
NU Local Care Centres (Chichester No. 6) Limited (Policyholder)	United Kingdom
NU Local Care Centres (Farnham) Limited (Policyholder)	United Kingdom
NU Local Care Centres (West Park) Limited (Policyholder)	United Kingdom
NU Local Care Centres Limited (Policyholder)	United Kingdom
NU Offices For Redcar Limited (Policyholder)	United Kingdom
NU Offices For Surrey Limited (Policyholder)	United Kingdom
NU Schools For Redbridge Limited (Policyholder)	United Kingdom
NU Technology and Learning Centres (Hackney) Limited (Policyholder)	United Kingdom
NU Technology and Learning Centres Limited (Policyholder)	United Kingdom
NUPPP (Care Technology and Learning Centres) Limited (Policyholder)	United Kingdom
NUPPP (GP) Limited (Policyholder)	United Kingdom
NUPPP (GP) Limited (Policyholder)	United Kingdom

10

NUPPP Hard Services Limited (Policyholder)	United Kingdom
NUPPP Nominees Limited (Policyholder)	United Kingdom
Ocean Marine Insurance Company Limited /The	United Kingdom
OIS Ontario Insurance Service Limited	Canada
Orn Capital LLP	United Kingdom
Orn Capital Management (Bermuda) Limited	Bermuda
Orn Capital Services Limited	United Kingdom
Orn Management Company Limited	Bermuda
Otemachi Pte Limited (Policyholder)	Singapore
Paddington Central III (GP) Ltd (Policyholder)	United Kingdom
Paddington Central IV Property Adviser Ltd (50%) (Policyholder)	United Kingdom
Peak Re Limited	Ireland
Pelayo Vida Seguros y Reaseguros SA (50%)	Spain
Petunia SpA (In Liquidation) (51%)	Italy
Pierrevenus SCPI (82.83%)	France
Pilot Insurance Company	Canada
Polaris U.K. Limited (38.52%)	United Kingdom
Porth Teigr Management Company Limited (50%) (Policyholder)	United Kingdom
PRIMONAL REAL ESTATE INVESTMENT MANAGEMENT Societe Anonyme (24.74%)	France
Professional Advisory Holdings Ltd (88.72%)	Singapore
Professional Investment Advisory Services Private Ltd	Singapore
PT Asuransi Aviva Indonesia (60%)	Indonesia
Quantum Property Partnership (General Partner) Limited (Policyholder) (50%)	United Kingdom
Quantum Property Partnership (Nominee) Limited (Policyholder) (50%)	United Kingdom
Quarryvale One Ltd. (Policyholder)	United Kingdom
Quarryvale Three Ltd. (Policyholder)	United Kingdom
Queensgate (GP) Limited (Policyholder) (50%)	United Kingdom
Queensgate (Nominees 1) Limited (Policyholder) (50%)	United Kingdom
Queensgate (Nominees 2) Limited (Policyholder) (50%)	United Kingdom
Quercus (General Partner) Ltd. (Policyholder) (50%)	United Kingdom
Quercus (Nursing Homes No. 2) Ltd. (Policyholder) (50%)	United Kingdom
Quercus (Nursing Homes) Ltd. (Policyholder) (50%)	United Kingdom
Quercus (Westbury) Limited (50%)	United Kingdom
Quercus GP Holdco Limited (50%) (Policyholder)	United Kingdom
Quercus Housing (No. 1) Ltd. (Policyholder) (50%)	United Kingdom
Quercus Housing (No. 2) Ltd. (Policyholder) (50%)	United Kingdom
Quercus No. 2 (General Partner) Limited (50%) (Policyholder)	United Kingdom
Quercus Nursing Homes 2001 (A) Ltd. (Policyholder) (50%)	United Kingdom
Quercus Nursing Homes 2001 (B) Ltd. (Policyholder) (50%)	United Kingdom
Quercus Nursing Homes 2010 (C) Ltd. (Policyholder) (50%)	United Kingdom
Quercus Nursing Homes 2010 (D) Ltd. (Policyholder) (50%)	United Kingdom
Rabbit Chojamaru TMK (95%) (Policyholder)	Japan
Rabbit Kanda TMK (95%) (Policyholder)	Japan
Rabbit Midosuji TMK (95%) (Policyholder)	Japan

11

Rabbit Otemachi TMK (95%) (Policyholder)	Japan
RAC PENSION TRUSTEES LIMITED	England
Reschop Carre Hattingen GmbH (94.9%) (Policyholder)	Germany
Reschop Carre Marketing GmbH (Policyholder)	Germany
River Road Asset Management LLC	USA
Rugby Radio Station (General Partner) Limited (Policyholder) (50%)	United Kingdom
Rugby Radio Station (Nominee) Limited (50%) (Policyholder)	United Kingdom
RV Direct Insurance Inc.	Canada
S&Y Insurance Company	Canada
Sapphire Actipark 1 Sarl (Policyholder)	Luxembourg
Sapphire Actipark 2 Sarl (Policyholder)	Luxembourg
Sapphire Actipark SCI (Policyholder)	France
Sapphire Ile de France 1 Sarl (Policyholder)	Luxembourg
Sapphire Ile de France 2 Sarl (Policyholder)	Luxembourg
Sapphire Ile de France SCI (Policyholder)	France
Sapphire Lyon 1 Sarl (Policyholder)	Luxembourg
Sapphire Lyon 2 Sarl (Policyholder)	Luxembourg
Sapphire Lyon SCI (Policyholder)	France
SCI CARPE DIEM (50.01%)	France
Scottish & York Insurance Co. Limited	Canada
Selborne One Limited (Policyholder) (50%)	United Kingdom
Selborne Two Limited (Policyholder) (50%)	United Kingdom
Selborne Walthamstow Limited (Policyholder) (50%)	Jersey
Selectinvie SCI (99.99%)	France
Selectipierre 1 SCPI (29.70%)	France
Selectipierre 2 SCPI (22.16%)	France
Selectipierre SC (99.96%)	France
Serviced Offices UK (Services) Limited (Policyholder)	United Kingdom
Serviced Offices UK GP Limited (Policyholder) (50%)	United Kingdom
Serviced Offices UK Nominee Limited (Policyholder)	United Kingdom
Services d'Assurance Youville Inc.	Canada
Shepperton Studios (General Partner) Limited (Policyholder) (50%)	United Kingdom
Société Civile Immobilière Montaigne (Aviva Assurances 33.33%; Aviva Vie 66.67%)	France
Société Civile Immobilière Montaigne (Aviva Assurances 33.33%; Aviva Vie 66.67%)	France
Societe Concessionnaire des Immeubles de la Pepiniere SA (66.02%; Aviva Vie SA 33.96%)	France
Société Française de Gestion et d’Investissement	France
Solus (London) Limited	United Kingdom
Solus Automotive Limited	United Kingdom
Southgate General Partner Limited (Policyholder) (50%)	United Kingdom
Southgate LP (Nominee 1) Limited (Policyholder) (50%)	United Kingdom
Southgate LP (Nominee 2) Limited (Policyholder) (50%)	United Kingdom
Square Brighton Limited/The (Policyholder)	United Kingdom

12

Swan Valley Management Limited (66.97%) (Policyholder)	United Kingdom
Swan Valley Management Limited (66.97%) (Policyholder)	United Kingdom
TGHC Limited	United Kingdom
The Forum, Horsham (No.1) Limited (Policyholder)	United Kingdom
The Forum, Horsham (No.2) Limited (Policyholder)	United Kingdom
Tortise Chojamaru GK (Policyholder)	Japan
Tortise Kanda GK (Policyholder)	Japan
Tortise Midosuji GK (Policyholder)	Japan
Tortise Nakanoshima GK (Policyholder)	Japan
Traders General Insurance Company	Canada
Trinity Aberdeen Limited (Policyholder) (50%)	Jersey
Trinity One Limited (Policyholder) (50%)	United Kingdom
Trinity Two Limited (Policyholder) (50%)	United Kingdom
Tyne Assets (No. 2) Limited (Policyholder)	England
Tyne Assets Limited (Policyholder)	England
Ufifrance Gestion	France
Ufifrance Immobilier SCPI (20.40%)	France
Ufifrance Patrimoine SAS	France
Undershaft (AE No. 3) Limited (50% owned by AIH and 50% owned by Undershaft Limited)	United Kingdom
Undershaft (AE No. 4) Limited (50% owned by AIH and 50% owned by Undershaft Limited)	United Kingdom
Undershaft (Boiler) Limited	United Kingdom
Undershaft (Bonus) Limited	United Kingdom
Undershaft (No.2) BV	Netherlands
Undershaft (NUCM) Limited	United Kingdom
Undershaft (NULLA) Limited	United Kingdom
Undershaft (Peak No.3) UK Limited	United Kingdom
Undershaft (World) Limited	United Kingdom
Undershaft ALIUK Limited	Scotland
Undershaft ALUK Limited	United Kingdom
Undershaft Limited	United Kingdom
Undershaft Limited	United Kingdom
Unicorp Vida, Compania de Seguros y Reaseguros (50%)	Spain
Union Financiere de France Banque (74.30%)	France
Unitair General Partner Limited (Policyholder) (25%)	United Kingdom
Uždaroji akcinė gyvybės draudimo ir pensijų bendrovė "Aviva Lietuva"	Lithuania
Vanwall 2 Management Company Ltd. (Policyholder)	United Kingdom
Victoire Immo 1 SCI (99.99%)	France
Victoire Sirius SICAV (96.88%)	France
Victor Hugo 1 Sarl (Policyholder)	Luxembourg
Victor Hugo 2 Sarl (50%) (Policyholder)	Luxembourg
Victor Hugo 3 SCI (50%) (Policyholder)	France
Victoria Reinsurance Company Ltd	Barbados
Vietinbank Aviva Life Insurance Company Limited (40%) (10% Aviva Limited)	Vietnam
VIP Conseils SA (34.04%)	France

13

Vivas Financial Services Limited	Ireland
Voltaire SAS	France
Wayfarer Insurance Brokers Limited	Canada
Welsh Insurance Corporation Limited /The	United Kingdom
Wood Green London Limited (Policyholder) (50%)	Jersey
Wood Green One Limited (Policyholder) (50%)	United Kingdom
Wood Green Two Limited (Policyholder) (50%)	United Kingdom
Wood Lane (Stadium) Limited (Policyholder)	United Kingdom
Woori Aviva Life Insurance Co. Ltd (47.31%)	South Korea
Wroclaw B.C. Sp.zoo (Policyholder)	Poland
XEL RETAIL GROUP LIMITED	England
Yorkshire Insurance Company Limited/The	United Kingdom

Aviva Investors Properties Europe S.A Structure Chart Index as at 31 December 2013

COMPANY NAME	COUNTRY OF REGISTRATION
Alkotas Point Kft	Hungary
Autolog Speditions-und Logistik Gesellschaft mbH & Co OG	Austria
Avenir Business Park S.R.O.	Czech Republic
Aviva Investors Central European Properties S.à r.l.	Luxembourg
Aviva Investors Central European Properties S.à r.l.	Luxembourg
Aviva Investors Properties Europe S.A.	Luxembourg
BOCM Kft	Hungary
Buda Best Offices Kft	Hungary
Cargo Nord Objekt 10 - 12 GmbH & Co OG	Austria
Cargo Nord Objekt 3 GmbH & Co OG	Austria
CEIF Industrial Epsilon SRL	Romania
CEIF Industrial Gamma SRL	Romania
CEIF Luxembourg Sarl	Luxembourg
CEIF Luxembourg Sarl	Luxembourg
CEIF Properties Sarl	Luxembourg
CEIF Properties Sarl	Luxembourg
Centura Prpperty Holdings	Romania
Colby Investments Sp Z.o.o.	Poland
Darla Investments Spolka z.o.o.	Poland
DNV park s.r.o.	Slovakia
Ejpovice Property Holding s.r.o.	Czech Republic
Encore + Bergkirchen S.à.r.l.	Luxembourg
Encore + Logistica SL	Luxembourg
Encore + Spain I BV	Netherlands

14

Encore Plus Ile de la Jatte Sarl	Luxembourg
Encore Plus Logistics Spain B.V.	Netherlands
Encore Plus Lombardia Sàrl	Luxembourg
Encore Plus Lux Co Diamants II S.à r.l.	Luxembourg
Encore Plus Luxco Franklin II Sarl	Luxembourg
Encore Plus Lux Co Metzanine II S.à r.l.	Luxembourg
Encore Plus Magenta Srl	Italy
Encore Plus Netherlands BV	Netherlands
Encore Plus Properties I S.à r.l.	Luxembourg
Encore Plus Properties I S.à r.l.	Luxembourg
Encore Plus Properties II S.à r.l.	Luxembourg
Encore Plus Properties III Sarl	Luxembourg
Encore Plus Real Estate Bad Cannstatt S.à r.l.	Luxembourg
Encore Plus Rhienfelden Sarl	Luxembourg
Encore Plus Vaguada SL	United Kingdom
Freestone Sp. Z.o.o.	Poland
Fuku II Investment Holdings Pte. Ltd	Singapore
Fuku Investment Holdings Pte Ltd	Singapore
Fullwood Sp. Z.o.o.	Poland
Gaura Investments Sp.z.o.o.	Poland
German Retail I GmbH	Germany
German Retail II GmbH	Germany
German Retail III GmbH	Germany
German Retail Investment Properties Sarl	Luxembourg
German Retail IV GmbH	Germany
German Retail IX GmbH	Germany
German Retail V GmbH	Germany
German Retail VII GmbH	Germany
German Retail VIII GmbH	Germany
Glass City Tokutei Mokuteki Kaisya (TMK)	Japan
Grojecka Holdings Sp z.o.o.	Poland
HCEPP DBP (Diamond Business Park) Sp zoo	Poland
CEIF Industrial Gamma Srl	Romania
IOG Breclav Industrial Park S.r.o.	Czech Republic
IOG Cestlice Industrial Park s.r.o.	Czech Republic
IOG City Point 1 Sp zoo.	Poland
IOG Home Park Ingatlanhasznosito (Property Management) Kft	Hungary
IOG Innovations Park Ingatlanhasznosito Kft	Hungary
IOG Ipari (Industrial) Park Ingatlanhasznosito Kft	Hungary
IOG Ivancice Industrial Park S.r.o.	Czech Republic
IOG Magyaroszag (Hungary) Park 2 Ingatlanhasznosito Kft	Hungary
IOG Pohorelice Industrial Park S.r.o.	Czech Republic
IOG Poland Park 1 Sp z.o.o.	Poland
IOG Sanitas Management sro	Czech Republic
IOG TKB Park Ingatlanhasznosito Kft	Hungary
IOG Uhrineves Industrial Park s.r.o.	Czech Republic

15

IOG Üzleti (Business) Park Ingatlanhasznosito Kft	Hungary
IRE Hron Property Holding a.s.	Slovakia
IRE Hron s.r.o.	Slovakia
Irydion Property Holdings S.p. z.o.o	Poland
JMK Logistics Sp z.o.o.	Poland
Karlovarska Holding s.r.o.	Czech Republic
Kou Investment Holdings Pte Ltd	Singapore
Kout Investment Holdings Prw Ltd	Singapore
Liljeholmsstrand Fastighets AB	Sweden
LogAxes Austria II S.à r.l.	Luxembourg
LogAxes Austria III S.à r.l.	Luxembourg
LogAxes Investment Properties S.à.r.l	Luxembourg
M7 Distribution Center Kft	Hungary
Martelli Inv Sp zoo	Poland
Meguro Place Tokutei Mokuteki Kaisya (TMK)	Japan
Meguro Place Tokutei Mokuteki Kaisya (TMK)	Japan
Oasis Florenc Property Holding s.r.o.	Czech Republic
Premier Outlets Center Kft	Hungary
SARL du 7-13 Boulevard Paul Emile Victor	France
Sarl French Core + Two	France
SAS Core + Metz	France
SAS Core Tour Franklin II	France
SAS + Tour Franklin	France
SC ASPC Domnesti Business Park SRL	Romania
SCI Aix en Provence	France
SCI Buchelay 78	France
SCI Cormontreuil	France
SCI Bondy Nord	France
SCI JPS Bondy Senior	France
Thames Tokutei Mokuteki Kaisya	Japan
Wisniowy A Property Holdings Sp z o o	Poland
Xavier Investments Sp Zoo	Poland

Goodman Subsidiaries Structure Chart Index

COMPANY NAME	COUNTRY OF REGISTRATION
Businesspark Hildener Kreuz Verwaltungs GmbH	Germany
Clypeus Iberia S.L. (Sociedad Unipersonal)	Spain
GEBPF (France) EURL	France
GEBPF (France) SNC 5	France
GEBPF (France) SNC 6
GEBPF Barcelona (Spain) S.L. (Sociedad Unipersonal)

16

GEBPF Business Centre (France) S.A.S.	France
GEBPF Business Park (France) SARL	France
GEBPF Dusseldorf (Lux) S.ar.l.	Luxembourg
GEBPF Finance (Lux) S.ar.l.	Luxembourg
GEBPF Hilden (Lux) S.ar.l.	Luxembourg
GEBPF Marseille (France) SARL	France
GEBPF Property (Netherlands) BV	Netherlands
Goodman Business Park Fund Dusseldorf Development Verwaltungs GmbH	Germany
Goodman European Business Park Fund (Lux) S.ar.l.	Luxembourg
Goodman European Business Park Fund (Lux) S.ar.l.	Luxembourg
Iberia Mandarache S.L. (Sociedad Unipersonal)
Rentiber Internacional S.A. (Sociedad Unipersonal)
Valentine Vallee Development SCS	France
Vauban Developpement Realisations SNC	France
Vauban Developpement SARL	France
Vauban Properties SARL	France

17